August 6, 2002

Securities Exchange Commission
Washington, D.C. 20549

Re: Gexa Corp.


We have read the statements that Gexa Corp. (the Registrant) has made in its Form 8-K - Amended dated August 6, 2002 regarding changes in the Registrant's auditors. We agree with the statements herein.


/s/ Richard Grassano
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President, Grassano Accounting P.A.